UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2008

SUNESIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51531	94-3295878
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

341 Oyster Point Boulevard South San Francisco, CA 94080
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations & Financial Condition.

On August 7, 2008, Sunesis Pharmaceuticals, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1

The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Sunesis Pharmaceuticals, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release, dated August 7, 2008, entitled “Sunesis Pharmaceuticals Reports Financial Results for the Second Quarter 2008”

* * * * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Date: August 7, 2008	By:	/s/ Eric H. Bjerkholt
Eric H. Bjerkholt
Senior Vice President, Corporate Development and Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated August 7, 2008, entitled “Sunesis Pharmaceuticals Reports Financial Results for the Second Quarter 2008”